--------------------------------
                                                          OMB APPROVAL
                                                --------------------------------
                                                OMB Number:            3235-0059
                                                Expires:        January 31, 2008
                                                Estimated average burden
                                                hours per response . . . . . 14.
                                                --------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[x]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12

                               Pioneer Bond Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------


     4)   Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------

     5)   Total fee paid:


--------------------------------------------------------------------------------


               Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

SEC 1913(04-05)

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     1)   Amount Previously Paid:
--------------------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3)   Filing Party:

--------------------------------------------------------------------------------

     4)   Date Filed:

--------------------------------------------------------------------------------

                       TOUCH-TONE TELEPHONE VOTING SCRIPT
                             PIONEER INTEREST SHARES


Initial Greeting:
"Thank you for calling the Pioneer Investments automated proxy voting line. Please be sure to follow the automated instructions closely. Do not hang up before you hear a confirmation that your vote was recorded. Let's begin."

Enter Control Number:
"Please enter the 12 digit control number followed by the pound sign."

Confirm Control number:
"You entered XXXXXXXXXXXX, is that correct?"

Enter Check Digit:
"For security purposes, please enter your check digit followed by the pound sign."

Confirm Check Digit:
"You entered XXXXXXXXXXXX, is that correct?"

Shareholder hits 1 for yes * for no.
If, yes - script continues
If no, shareholder is routed back to, "Please enter the 12 digit control number followed by the pound sign".

Proposals
"Proposal 1, to vote for this proposal, press 1, to vote against this proposal press 2, to abstain press 3."

Confirm
"Thank you, you entered "REPEAT VOTE". If this is correct press one. If that is not correct, press the * button and enter your vote."

Closing
"Thank you for voting and have a nice day."